UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2023

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2023, the board of directors (the “Board”) of Energy Focus, Inc. (the “Company”) appointed Wen-Jeng Chang as a director of the Company, effective immediately. As previously disclosed, Mr. Chang is the second of two nominees the Company agreed to appoint to the Board pursuant to a securities purchase agreement dated January 17, 2023 with certain purchasers associated with Sander Electronics, Inc. The Board affirmatively determined that, at the time of his appointment, Mr. Chang is an independent director under the corporate governance standards of the Nasdaq Stock Market LLC (“Nasdaq”).
Mr. Chang, 59, is an experienced finance executive and mergers & acquisition specialist. Mr. Chang has served in Yuanta Commercial Bank for 25 years, including as the Chief Representative of the Hong Kong representative office, Vice President of the offshore banking branch and the Director of the international business division of Yuanta Commercial Bank. Mr. Chang holds a bachelor’s degree of diplomacy from National Cheng Chi University and a MBA degree from George Washington University. Mr. Chang also holds advanced certifications in corporate governance, sustainability accounting, cybersecurity, and resilience. He is currently a director of Formosa Hotel Co. Ltd. and previously served as a member of the board directors of the Yuanta Savings Bank Philippines, Inc.
Mr. Chang was not appointed to any committees of the Board at this time. Mr. Chang will participate in the Company’s standard director compensation program for non-employee directors, which is described on page 37 of the Company’s Proxy Statement for its 2022 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 13, 2022. There are no related persons transactions involving Mr. Chang that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2023

ENERGY FOCUS, INC.

	By:	/s/ Lesley A. Matt
	Name:	Lesley A. Matt
	Title:	Chief Executive Officer